SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 18, 1998


                             UNION BANKSHARES, LTD.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-21078                   84-0986148
(State or other jurisdiction      (Commission                (IRS Employee
      of incorporation)          File Number)             Identification No.)


            1825 Lawrence Street
                  Suite 444
              DENVER, COLORADO                                80202
  (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (303) 298-5352


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ITEM 5.  OTHER EVENTS.

         On December 18, 1998, Union Bankshares, Ltd. announced that its wholly-owned subsidiary, Union Bank & Trust, had consummated its acquisition of Lakewood State Bank in an $8.35 million cash merger transaction and that it had consummated a public offering of $10.3 million of 9% Cumulative Trust Preferred Securities issued by Union Bankshares Capital Trust I.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1     Press release dated December 18, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  UNION BANKSHARES, LTD.
                                  (Registrant)


Date:  December 21, 1998          By:  /s/ Bruce E. Hall
                                     -------------------------------------------
                                  Name:  Bruce E. Hall
                                  Title: Vice President, Secretary and Treasurer


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                                  EXHIBIT INDEX

Exhibit
   No.            Description
-------           -----------

    99.1          Press release dated December 18, 1998


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